PROXY STATEMENT


                       REGIONS MORGAN KEEGAN SELECT FUNDS
               Regions Morgan Keegan Select Aggressive Growth Fund
                   Regions Morgan Keegan Select Balanced Fund
                 Regions Morgan Keegan Select Fixed Income Fund
            Regions Morgan Keegan Select Government Money Market Fund
                    Regions Morgan Keegan Select Growth Fund
          Regions Morgan Keegan Select Limited Maturity Government Fund
               Regions Morgan Keegan Select Strategic Equity Fund
             Regions Morgan Keegan Select Treasury Money Market Fund
                     Regions Morgan Keegan Select Value Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 8, 2003

     A special meeting of the shareholders of Regions Morgan Keegan Select Aggressive Growth Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Government Money Market Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Limited Maturity Government Fund, Regions Morgan Keegan Select Strategic Equity Fund, Regions Morgan Keegan Select Treasury Money Market Fund, and Regions Morgan Keegan Select Value Fund (the "Funds"), portfolios of the Regions Morgan Keegan Select Funds (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010 at 10:30a.m. (Eastern time), on August 8, 2003 for the following purposes:

               (1)To elect eight new Trustees;

               (2)To approve a new investment advisory contract; and

               (3)To transact such other business as may properly come
                  before the meeting or any adjournment thereof.

     The Board of Trustees has fixed June 16, 2003, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Trustees


                                                John W. McGonigle
                                                Secretary

July 8, 2003


            SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE TRUST. YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                             TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting            1

PROPOSAL 1: Election of Eight Trustees                          3

Information about the Board of Trustees                         3

About the Election of Trustees                                  4

PROPOSAL 2: Approval of a New Investment Advisory Contract      7

Comparison of the Current Contract and the Proposed Contract    9

Information about the Trust                                     11

Proxies, Quorum and Voting at the Meeting                       11

Other Matters and Discretion of Attorneys Named in the Proxy    15



                                 PROXY STATEMENT


                       REGIONS MORGAN KEEGAN SELECT FUNDS
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010


About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or the "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 10:30 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



The purpose of the Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy cards are expected to be mailed on or about July 8, 2003 to shareholders of record at the close of business on June 16, 2003 (the "Record Date"). As of the Record Date, the Funds had outstanding shares of beneficial interest as follows:





-------------------------------------------------------------------------------
Fund and Class of Fund Shares                  Number of Outstanding Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Regions  Morgan Keegan Select  Aggressive
Growth Fund
      Class A                                           10,113,217
      Class B                                            4,302,918
      Class C                                             28,585
Regions  Morgan  Keegan  Select  Balanced Fund
      Class A                                            7,132,180
      Class B                                            2,625,705
      Class C                                             48,834
Regions   Morgan   Keegan   Select  Fixed
Income Fund
      Class A                                           30,547,608
      Class B                                            2,743,457
      Class C                                             63,853
Regions Morgan Keegan Select Growth Fund
      Class A                                           21,284,967
      Class B                                            6,702,381
      Class C                                             29,484
Regions   Morgan  Keegan  Select  Limited
Maturity Government Fund
      Class A                                           16,575,319
      Class B                                            1,416,066
      Class C                                              6,651
Regions  Morgan  Keegan  Select  Treasury
Money Market Fund
      Class A                                           726,855,455
      Class B                                           90,519,377
Regions Morgan Keegan Select Value Fund
      Class A                                           16,257,976
      Class B                                            1,961,715
      Class C                                             16,356
Regions  Morgan Keegan Select  Government
Money Market Fund
      Class A                                           73,160,896
Regions  Morgan Keegan  Select  Strategic
Equity Fund
      Class A                                            6,932,330
      Class B                                              1,534
      Class C                                               10
-------------------------------------------------------------------------------


      The Funds' annual report, which includes audited financial statements for the fiscal year ended November 30, 2002, was previously mailed to shareholders. The Trust will furnish the Annual Report without charge upon either written or telephonic request. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The Trust's toll-free telephone number is 1-800-433-2829.



                     PROPOSAL 1: ELECTION OF EIGHT TRUSTEES


     The persons named as proxies intend to vote in favor of the election of William Jefferies Mann, James Stillman R. McFadden, W. Randall Pittman, Mary S. Stone, Archie W. Willis III, James D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman (collectively, the "Nominees") as Trustees of the Trust.


The Board has nominated the individuals named above for election as Trustees of the Trust to replace the current Trustees. The election of Trustees is part of the proposed consolidation of the Board of the Trust and the Board of Directors of Morgan Keegan Select Fund, Inc. ("Company"), another investment company advised by Morgan Asset Management, Inc. (the "Adviser"), a wholly owned subsidiary of Regions Financial Corporation. The Trust and the Company are collectively referred to as the "Fund Complex." Each Nominee currently serves as a Director of the Company. If the Nominees are elected as Trustees of the Trust, they will have oversight responsibility for the Company and each of its four series and the Trust and each of its nine series. The Adviser believes that consolidating the composition of the Board of Trustees of the Trust and the Board of Directors of the Company and making certain features of the funds more uniform could improve operational efficiency, possibly resulting in economies for the Trust and the Company. No other changes are proposed to the management of the Trust.


The Nominees have consented to serve if elected. If elected, each Trustee will hold office until his or her death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and until his or her successor is duly elected and qualified. Election of a Trustee is by a plurality vote, which means that the eight individuals receiving the greatest number of votes at the Meeting will be elected.

If a Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT
          SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
              ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

Information about the Board of Trustees

The Board is responsible for oversight of the management of the Trust and the Funds, including general review of the Funds' investment activities and stated policies and procedures and their compliance with Massachusetts and other applicable law. The Board elects the officers of the Trust, who are responsible for the day-to-day operation of the Funds under the Board's direction.


About the Election of Trustees

If elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

The tables below separately list Nominees who are "interested persons" of the Trust (i.e., "Interested Nominees") and those who are not (i.e., "Independent Nominees"). The Trust is currently comprised of nine portfolios and the Company is currently comprised of four portfolios. If elected, each Nominee will oversee all portfolios in the Fund Complex. The Independent Nominees, if elected as Trustees, will receive compensation from the Trust and compensation from the other portfolios in the Fund Complex.

Table 1, set forth below, provides pertinent information about each Nominee, and each officer, including principal occupations during the past five years. The address of each Nominee is c/o Regions Morgan Keegan Select Funds, Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103.

Table 2, set forth below, states the dollar range of equity securities of the Fund Complex owned by the Nominees.

                              INDEPENDENT NOMINEES



-------------------------------------------------------------------------------
    Name and Age      Position(s)     Principal Occupations         Number of
                      Held            for Past Five Years,         Portfolios
                      with          Other Directorships Held         in Fund
                        Fund         and Previous Positions          Complex
                                                                    overseen
                                                                    or to be
                                                                   overseen *
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William Jefferies     Trustee  Principal Occupation: Mr. Mann has      14
Mann                  standing been Chairman and President of
Age 69                for      Mann Investments, Inc. (hotel
                      election investments/consulting) since
                               1985.  He also has served as a
                               Director for Heavy Machines, Inc.
                               (equipment contractor) since 1984.
                               Other Directorships Held:
                               Director, Morgan Keegan Select
                               Fund, Inc. and RMK High Income
                               Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James Stillman R.     Trustee  Principal Occupations: Mr.              14
McFadden              standing McFadden has been President and
Age 45                for      Director of McFadden
                      election Communications, LLC (commercial
                               printing) since 2002 and President
                               and Director of 1703, Inc.
                               (restaurant management) since
                               1998. He has also served as the
                               Director for several private
                               companies since 1997.
                               Other Directorships Held:
                               Director, Morgan Keegan Select
                               Fund, Inc. and RMK High Income
                               Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
W. Randall Pittman    Trustee  Principal Occupation: Mr. Pittman       14
Age 49                standing has been Chief Financial Officer
                      for      of Emageon, Inc. (healthcare
                      election information systems) since 2002.
                               From 1999 to 2002 he was Chief
                               Financial Officer of BioCryst
                               Pharmaceuticals, Inc.
                               (biotechnology).  From 1998 to
                               1999 he was Chief Financial
                               Officer of ScandiPharm, Inc.
                               (pharmaceuticals).  From 1995 to
                               1998 he served as Senior Vice
                               President - Finance of CaremarkRx
                               (pharmacy benefit management).
                               From 1983 to 1995 he held various
                               positions with AmSouth
                               Bancorporation (bank holding
                               company), including Executive Vice
                               President and Controller.  He is a
                               Certified Public Accountant, and
                               was with the accounting firm of
                               Ernst & Young from 1976 to 1983.
                               Other Directorships Held:
                               Director, Morgan Keegan Select
                               Fund, Inc. and RMK High Income
                               Fund, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Mary S. Stone         Trustee  Principal Occupation: Ms. Stone         14
Age 52                standing has held the Hugh Culverhouse
                      for      Endowed Chair of Accountancy at
                      election the University of Alabama,
                               Culverhouse School of Accountancy
                               since 1981.  She is also a member
                               of Financial Accounting Standards
                               Advisory Council, AICPA,
                               Accounting Standards Executive
                               Committee and AACSB International
                               Accounting Accreditation Committee.
                               Other Directorships Held:
                               Director, Morgan Keegan Select
                               Fund, Inc. and RMK High Income
                               Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Archie W. Willis III  Trustee  Principal Occupation: Mr. Willis        14
Age 44                standing has been President of Community
                      for      Capital (financial advisory and
                      election real estate development
                               consulting) since 1999 and Vice
                               President of Community Realty
                               Company (real estate brokerage)
                               since 1999.  He was a First Vice
                               President of Morgan Keegan &
                               Company, Inc. from 1991 to 1999.]
                               He also has served as a Director
                               of Memphis Telecom, LLC since 2001.
                               Other Directorships Held:
                               Director, Morgan Keegan Select
                               Fund, Inc. and RMK High Income
                               Fund, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
James D.              Trustee  Principal Occupation: Mr.               14
Witherington, Jr.     standing Witherington has been the Managing
Age 53                for      Partner of SSM Ventures
                      election (management of venture capital
                               funds) since 1995.  He also has
                               served as a Director for several
                               private companies since 1995.
                               Other Directorships Held:
                               Director, Morgan Keegan Select
                               Fund, Inc. and RMK High Income
                               Fund, Inc.
-------------------------------------------------------------------------------
      Table 1 Cont.
                            INTERESTED NOMINEES

-------------------------------------------------------------------------------
     Name & Age       Position(s)Principal Occupation(s) During     Number of
                      Held      Past 5 Years Other Directorships   Portfolios
                      with                    Held                   of Fund
                        Fund         and Previous Positions          Complex
                                                                    overseen
                                                                    or to be
                                                                   overseen *
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Allen B. Morgan, Jr.  Trustee  Principal Occupation: Mr. Morgan        14
**                    standing has been Chairman and Chief
Age 60                for      Executive Officer of Morgan Keegan
                      election & Company, Inc. since 1969 and
                               Executive Managing Director of
                               Morgan Keegan & Company, Inc.
                               since 1969.  He also has served as
                               Chairman and Director of Morgan
                               Asset Management, Inc. and
                               Director of Regions Financial
                               Corporation since 1993 and 2001,
                               respectively.
                               Other Directorships Held: :
                               President and Director, Morgan
                               Keegan Select Fund, Inc. and RMK
                               High Income Fund, Inc.
-------------------------------------------------------------------------------
J. Kenneth Alderman** Trustee  Principal Occupations: Mr.              14
Age 50                standing Alderman has been President of
                      for      Regions Morgan Keegan Trust and
                      election Vice Chairman, Director and the
                               Chief Executive Officer of Morgan
                               Asset Management, Inc. since
                               2002.  He has been Executive Vice
                               President of Regions Financial
                               Corporation since 2000.  He served
                               Regions as Senior Vice President
                               and Capital Management Group
                               Director, investment adviser to
                               Regions Funds, from 1995 to 2000.
                               Other Directorships Held:
                               Director, Morgan Keegan Select
                               Fund, Inc. and RMK High Income
                               Fund, Inc.

-------------------------------------------------------------------------------

* Each Nominee serves as a director of Morgan Keegan Select Fund, Inc. and RMK High Income Fund, Inc., the latter is a closed-end management investment company that is expected to commence operations on or about June 30, 2003.

** Messrs. Morgan and Alderman are each an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of their positions with the Adviser. Mr. Morgan is also an interested person of the Trust by virtue of his position with Morgan Keegan & Co.

                                 OFFICERS

Each Officer's address is 1001 Liberty Avenue, Pittsburgh, PA 15222.

-------------------------------------------------------------------------------
     Name & Age       Position(s)Principal Occupation(s) During Past 5 Years
                      Held                Other Directorships Held
                      with                 and Previous Positions
                      Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Peter J. Germain      PresidentPrincipal Occupations: Senior Vice President
Age 43                         and Director of Proprietary Funds Services,
                               Federated Services Company
                               Previous Positions:  Senior Corporate Counsel,
                               Federated Services Company
-------------------------------------------------------------------------------
John W. McGonigle     ExecutivePrincipal Occupations: Executive Vice
Age 64                Vice     President and Secretary of the Federated Fund
                      PresidentComplex; Executive Vice President, Secretary
                      and      and Director, Federated Investors, Inc.
                      SecretaryPrevious Positions: Trustee, Federated
                               Investment Management Company and Federated
                               Investment Counseling; Director, Federated
                               Global Investment Management Corp., Federated
                               Services Company and Federated Securities Corp.
-------------------------------------------------------------------------------
Richard J. Thomas     TreasurerPrincipal Occupations: Treasurer of the
Age 49                         Federated Fund Complex; Senior Vice President,
                               Federated Administrative Services
                               Previous Positions: Vice President, Federated
                               Administrative Services; held various
                               management positions within Funds Financial
                               Services Division of Federated Investors, Inc.
-------------------------------------------------------------------------------
Heather W. Froehlich  Vice     Principal Occupations: Assistant Vice
Age 33                PresidentPresident, Business Manager and Relationship
                               Manager for Mutual Funds Services,nFederated
                               Services Company

Table 2
The Nominees do not beneficially own any equity securities of the Trust.


--------------------------------
          Dollar Range of
          Securities Owned as
          of May 15, 2003

Name of
Nominee
--------------------------------
--------------------------------
          All Funds Overseen or
          to be Overseen by
          Nominee in Fund
          Complex
--------------------------------
--------------------------------
Independent Nominees:
--------------------------------
--------------------------------
William   None
Jeffries
Mann
--------------------------------
--------------------------------
James     $10,000-$50,000
Stillman
R.
McFadden
--------------------------------
--------------------------------
W.        None
Randall
Pittman
--------------------------------
--------------------------------
Mary S.   None
Stone
--------------------------------
--------------------------------
Archie W. $1-$10,000
Willis III
--------------------------------
--------------------------------
James D.  N/A
Witherington,
Jr.
--------------------------------
--------------------------------
Interested Nominees:
--------------------------------
--------------------------------
Allen B.  Over $100,000
Morgan,
Jr.
--------------------------------
--------------------------------
J.        None
Kenneth
Alderman
--------------------------------





        PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT

The persons named as proxies intend to vote in favor of a new investment advisory contract (the "Proposed Contract") between the Trust, on behalf of the Funds, and the Adviser.

The Board recommends that shareholders approve the Proposed Contract. As noted earlier, the Adviser serves as investment adviser to Morgan Keegan Select Fund, Inc. (the "Company"), another investment company in the Fund Complex. The Proposed Contract conforms in substance to a form of advisory contract currently in place between the Adviser and the Company. Therefore, if the Proposed Contract and the Nominees to the Board of the Trust are approved at the upcoming meeting of shareholders, the Board of the Trust and the Company would benefit from having comparable contractual obligations relating to the investment advisory services provided by the Adviser to the Fund Complex. No changes are proposed to the Adviser to the Trust, the type or level of investment advisory services provided to the Trust or to the fees paid by the Trust to the Adviser for such services.

The Trust currently obtains its investment advisory services from the Adviser pursuant to an investment advisory contract dated as of February 26, 1992, as amended and restated on May 5, 2001 and November 1, 2002 (the "Current Contract"). The Current Contract was last approved by the initial shareholder of the Regions Morgan Keegan Select Strategic Equity Fund on December 3, 2002. At its meeting held on May 16, 2003, the Board agreed to continue the Current Contract for an additional year. Under the Current Contract, the Trust pays the Adviser an annual fee based on a percentage of each Fund's average daily net assets as follows:

Regions Morgan Keegan Select Aggressive Growth Fund               0.75%
Regions Morgan Keegan Select Balanced Fund                        0.80%
Regions Morgan Keegan Select Fixed Income Fund                    0.75%
Regions Morgan Keegan Select Government Money Market Fund         0.50%
Regions Morgan Keegan Select Growth Fund                          0.80%
Regions Morgan Keegan Select Limited Maturity Government Fund     0.70%
Regions Morgan Keegan Select Strategic Equity Fund                0.80%
Regions Morgan Keegan Select Treasury Money Market Fund           0.50%
Regions Morgan Keegan Select Value Fund                           0.80%


The table below shows the aggregate amounts of fees paid to the Adviser pursuant to the advisory contract and the amounts of other material payments by the Trust to the Adviser or any affiliated person of the Adviser during the last fiscal year. The Adviser and its affiliated persons expect to continue to provide these services to the Trust after the approval of the Proposed Contract.

----------------------------
Aggregate fees paid for
the fiscal year ended
11/30/2002
----------------------------
----------------------------
Investment         $11,352,870
Adviser fee
----------------------------
----------------------------
Sub-Administrative $554,605
fee
----------------------------
----------------------------
Shareholder Servicing fee
----------------------------
----------------------------
Class A Shares     $4,434,327
----------------------------
----------------------------
Class B Shares     $1,016,513
----------------------------
----------------------------
Class C Shares     $1,161
----------------------------
----------------------------
Rule 12b-1 fee
----------------------------
----------------------------
Class B Shares     $1,151,428
----------------------------
----------------------------
Class C Shares     $3,473
----------------------------
----------------------------
Custody fee        $374,247
----------------------------
----------------------------
Transfer Agent     $283,516
fee
(sub-accounting)
----------------------------


As noted earlier, J. Kenneth Alderman is Vice Chairman, Director and Chief Executive Officer of the Adviser. He is also President of Regions Morgan Keegan Trust and a Nominee to the Board of the Trust. The other directors of the Adviser are Allen B. Morgan and Joseph C. Weller. The address of each director and the principal executive officer of the Adviser is Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103. MK Holding, Inc., located at Morgan Keegan Tower, 50 Front Street, Memphis, Tennessee 38103 is the parent of the Adviser. MK Holding, Inc., in an indirect wholly owned subsidiary of Regions Financial Corporation, located at 417 North 20th Street, Birmingham, Alabama 35203.

The Adviser manages the Regions Morgan Keegan Select Capital Growth Fund (the "Growth Fund") and the Regions Morgan Keegan Select Intermediate Bond Fund (the "Bond Fund"), two series of the Company with investment objectives that are similar to those of certain of the Funds. The Adviser is compensated at an annual percentage rate of the average daily net assets of the Growth Fund and the Bond Fund as follows:

                            Growth Fund: 1.00%
                             Bond Fund: 0.40%

The Adviser has agreed to waive its fee to the extent the total operating expenses of the Growth and Bond Funds (excluding brokerage, interest, taxes and extraordinary expenses) exceed certain amounts. As of December 31, 2002, the Growth Fund and the Bond Fund had total assets exceeding:

                           Growth Fund: $29.8 million
                            Bond Fund: $163.4 million



                      THE BOARD OF TRUSTEES RECOMMENDS THAT
               SHAREHOLDERS VOTE TO APPROVE THE PROPOSED CONTRACT


Comparison of the Current Contract and the Proposed Contract

Pursuant to both the Current Contract and the Proposed Contract, the Adviser is responsible for providing the Funds with a continuous investment program, subject to the Funds' investment objectives, policies and limitations and the direction of, and policies established by, the Board of Trustees. Both contracts provide that the Adviser is entitled to receive a fee from each Fund, payable monthly, at an annual rate (as set forth in the table above) based on the average daily net assets of each Fund. Each contract also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the contract, the Adviser shall not be liable for any loss suffered by any Fund or any shareholders of any Fund in connection with the matters to which the agreements relate including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Fund. In addition, both contracts are renewable annually with respect to a Fund (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940
Act), cast in person at a meeting called for the purpose of voting on such approval; and (b) by all of the members of the Board of Trustees or by vote of the holders of "a majority of the outstanding voting securities" of a Fund (as defined in the 1940 Act). Both contracts also terminate automatically if assigned (as defined in the 1940 Act) and may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice.

The significant differences between the Current Contract and the Proposed Contract are described below. The proposed changes consist mainly of disclosures that are not specifically required to be included in an advisory contract; nonetheless, the Adviser believes that it is standard and beneficial to include such disclosures in the Proposed Contract.

Copies of the Current Contract and the Proposed  Contract are attached hereto as
Exhibit 1 and Exhibit 2, respectively.

Execution and Allocation of Fund Brokerage. The Current Contract does not address execution and allocation of fund brokerage. The Proposed Contract (Paragraph 3 "Execution and Allocation of Portfolio Brokerage") expressly acknowledges that the Adviser expects to and can use soft dollars and affiliated brokers. The Proposed Contract gives the Adviser the authority and discretion, subject to the control and direction of the Board, to select brokers and dealers to execute transactions for the Funds and to select the markets on or in which the transactions will be executed. The Proposed Contract further notes that the Adviser will place orders through brokers in conformity with the Funds' registration statement and in accordance with the federal securities laws.

The Proposed Contract also expressly authorizes the Adviser (1) to aggregate securities transactions for the Funds with transactions for other clients and allocate the securities purchased or sold, as well as expenses incurred in the transaction, in the manner the Adviser considers to be the most equitable and consistent with its fiduciary duty to the Fund and its other clients; (2) to use brokers who are affiliates of the Adviser to execute transactions for the Funds, subject to certain conditions; and (3) to use brokers who provide the Funds with research, analysis, advice and similar services and pay those brokers in exchange for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of a particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. While these disclosures are not specifically required to be in the advisory contract, the Adviser believes that it is standard and beneficial to have such disclosures in advisory contracts because to the extent that the Funds could be harmed by the Adviser's use of these practices, it is preferable to reflect them as part of the negotiated contract between the parties.

Activities and Affiliates of the Adviser. The Proposed Contract states that directors, officers and employees of the Adviser who are also directors, officers or employees of the Funds are not restricted from engaging in other business or rendering any services, including advisory services, to any other corporation, firm, individual or association. (Paragraph 6 "Activities and Affiliates of the Adviser") The Current Contract does not expressly address this issue. The Proposed Contract also explicitly acknowledges that the Adviser or its affiliates may render investment advice or have investment responsibilities to other individuals or entities and that the Adviser may buy, sell or trade in securities for affiliated accounts. The Proposed Contract notes that the Adviser may take action with respect to affiliated accounts that differs from the advice given or the timing of nature of the action taken with respect to the Funds, provided the adviser acts in good faith.

These provisions, like those related to trading practices discussed above, put the Funds on notice regarding the Adviser's advisory activities for other accounts and protects the Adviser in the event that the Funds claimed contrary expectations, such as exclusiveness in the services to be rendered by the Adviser.

Governing Law. The Current Contract currently specifies that the laws of the Commonwealth of Pennsylvania govern the agreement. However, the Trust is a Massachusetts business trust with operations likely to be outside of Pennsylvania, and the Adviser is a Tennessee Corporation with operations principally in that state and in Alabama. If the Nominees are elected to the Board of the Trust, the Board will cease to hold its meetings in Pennsylvania and the Trust's relationship to Pennsylvania will be primarily historic and through Federated Administrative Services, the Trust's administrator. A court could find that Pennsylvania has an insufficient relationship to the parties and look to find the state with the most significant relationship to the parties and the transaction. Since the Trust is a Massachusetts entity and Massachusetts has a developed body of law dealing with investment company issues, the Adviser recommends that the laws of the Commonwealth of Massachusetts, be chosen as the governing law for the agreement to avoid the potential that a court, rather than the parties to the agreement, would determine the governing state law.

Code of Ethics. The Current Contract does not address the Adviser maintaining a code of ethics pursuant to the 1940 Act. The Proposed Contract stipulates that the Adviser must adopt a written code of ethics that complies with the requirements under the 1940 Act and the Investment Advisers Act of 1940. (Paragraph 2.D. "Code of Ethics") It also requires the Adviser to provide an annual certification regarding its compliance with such requirements and the code and provides the Funds the right to examine records relevant to the Adviser's code. While these requirements of Adviser can be accomplished outside of the contract, having contractual rights regarding the Adviser's fulfillment of its duties gives the Funds additional protection.

Disqualification of The Adviser. The Proposed Contract expressly requires the Adviser to immediately notify the Board of the occurrence of any event that would disqualify the Adviser from serving as adviser to the Funds. (Paragraph 2.E. "Disqualification") While not required to be in the contract, this provision provides the Funds contractual protection in the event the Adviser no longer qualifies to serve under the contract.

Amendment of the Agreement. The Proposed Contract gives the parties greater flexibility for future amendments to the agreement. (Paragraph 10 "Amendment") The Current Contract provides that the agreement may be amended from time to time by agreement of the parties provided that both the Board and a majority of the outstanding voting securities of any impacted Fund(s) approve the amendment. The Proposed Contract requires amendments to be approved by the Board only, except that where required by the 1940 Act, the shareholders of the Fund must also approve the amendment. Under the Current Contract, amendments that were not material and would not otherwise require shareholder approval under the 1940 Act would still need to be approved by shareholders.

Assignment. Both agreements prohibit assignment and provide for automatic termination in the case of assignment. (Paragraph 9 "Assignments") However, the Proposed Agreement further protects the funds by requiring the Adviser to notify the Funds in writing in advance of any change of control of the Adviser. While this notification would be expected, in view of the Funds' interests in dealing with an assignment, it is preferable to have it specified as an obligation of the Adviser.



                        INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of each Fund is entitled to one vote with respect to matters impacting that Fund or the Trust generally. Fractional shares are entitled to proportionate shares of one vote. Approval of the Proposed Contract requires the affirmative vote of a majority of the outstanding voting shares of each Fund. Under both the 1940 Act and the Trust's Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Funds means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Funds are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. Election of Trustees shall be decided by a plurality of the votes cast.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies that they are authorized to vote.



Share Ownership

Officers and Trustees of the Trust own less than 1% of the Funds' outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds:

Regions Morgan Keegan Select Aggressive Growth Fund Class A Shares: Regions Financial Trust, Birmingham, AL, owned approximately 3,144,234 Shares (31.09%); Regions Financial Trust, Birmingham, AL, owned approximately 3,143,866 Shares (31.09%); Regions Financial Trust, Birmingham, AL, owned approximately 2,507,397 Shares (24.79%); Regions Financial Trust, Birmingham, AL, owned approximately 824,736 Shares (8.16%).

Regions Morgan Keegan Select Aggressive Growth Fund Class B Shares: Regions Financial Trust, Birmingham, AL, owned approximately 1,118,887 Shares (26.00%); Regions Financial Trust, Birmingham, AL, owned approximately 447,864 Shares (10.41%); Regions Financial Trust, Birmingham, AL, owned approximately 402,026 Shares (9.34%).

Regions Morgan Keegan Select Aggressive Growth Fund Class C Shares: Regions Financial Trust, Birmingham, AL owned approximately 19,844 Shares (69.42%); Regions Financial Trust, Birmingham, AL, owned approximately 2,912 Shares (10.19%).

Regions Morgan Keegan Select Balanced Fund Class A Shares: Regions Financial Trust, Birmingham, AL, owned approximately 6,261,583 Shares (87.79%); Regions Financial Trust, Birmingham, AL, owned approximately 378,948 Shares (5.31%).

Regions Morgan Keegan Select Balanced Fund Class B Shares: Regions Financial Trust, Birmingham, AL owned approximately 883,652 Shares (33.65%).

Regions  Morgan Keegan Select  Balanced Fund Class C Shares:  Regions  Financial
Trust,  Birmingham,   AL  owned  approximately  30,417  Shares  (62.29%);  James
McCormick Jr. IRA, Birmingham, AL owned approximately 18,279 Shares (37.43%).

Regions Morgan Keegan Select Fixed Income Fund Class A Shares: Regions Financial Trust, Birmingham, AL, owned approximately 19,780,179 Shares (64.75%); Regions Financial Trust, Birmingham, AL, owned approximately 3,850,709 Shares (12.60%); Regions Financial Trust, Birmingham, AL, owned approximately 3,552,122 Shares (11.62%); Regions Financial Trust, Birmingham, AL, owned approximately 3,139,871 Shares (10.27%).

Regions Morgan Keegan Select Fixed Income Fund Class B Shares: Regions Financial Trust, Birmingham, AL, owned approximately 1,129,455 Shares (41.16%); Regions Financial Trust, Birmingham, AL, owned approximately 685,477 Shares (24.98%).

Regions Morgan Keegan Select Fixed Income Fund Class C Shares: Regions Financial Trust, Birmingham, AL, owned approximately 56,718 Shares (88.83%); Regions Financial Trust, Birmingham, AL, owned approximately 5,968 Shares (9.35%).

Regions Morgan Keegan Select Growth Fund Class A Shares: Regions Financial Trust, Birmingham, AL, owned approximately 7,000,095 Shares (32.89%); Regions Financial Trust, Birmingham, AL, owned approximately 5,977,316 Shares (28.08%); Regions Financial Trust, Birmingham, AL, owned approximately 4,822,924 Shares (22.66%); Regions Financial Trust, Birmingham, AL, owned approximately 2,984,184 Shares (14.02%).

Regions Morgan Keegan Select Growth Fund Class B Shares: Regions Financial Trust, Birmingham, AL, owned approximately 1,233,882 Shares (18.41%); Regions Financial Trust, Birmingham, AL, owned approximately 499,440 Shares (7.45%).

Regions Morgan Keegan Select Growth Fund Class C Shares: Regions Financial Trust, Birmingham, AL, owned approximately 17,411 Shares (59.05%); James McCormick Jr., IRA, Birmingham, AL, owned approximately 7,763 Shares (26.33%); Regions Financial Trust, Birmingham, AL, owned approximately 2,432 Shares (8.24%).

Regions  Morgan  Keegan Select  Limited  Maturity  Government  Fund Class A
Shares: Regions Financial Trust, Birmingham, AL, owned approximately 8,889,357 Shares (53.60%); Regions Financial Trust, Birmingham, AL, owned approximately 3,278,218 Shares (19.80%); Regions Financial Trust, Birmingham, AL, owned approximately 2,223,123 Shares (13.40%); Regions Financial Trust, Birmingham, AL, owned approximately 1,899,308 Shares (11.50%).

Regions  Morgan  Keegan Select  Limited  Maturity  Government  Fund Class B
Shares:  Regions  Financial  Trust,  Birmingham,  AL,  owned  approximately
687,896 Shares (48.60%); Regions Omni Plan, Birmingham, AL, owned approximately 176,174 Shares (12.40%).

Regions  Morgan  Keegan Select  Limited  Maturity  Government  Fund Class C
Shares: Regions Financial Trust, Birmingham, AL, owned approximately 3,549 Shares (53.40%); Regions Financial Trust, Birmingham, AL, owned approximately 2,074 Shares (31.20%); Ronnie & Barbara Vailes, Shreveport, LA, owned approximately 977 Shares (14.70%).

Regions  Morgan  Keegan Select  Treasury  Money Market Fund Class A Shares:
Regions Financial Trust, Birmingham, AL, owned approximately 621,795,474 Shares (85.54%); Regions Financial Corp., Birmingham, AL, owned approximately 95,477,717 Shares (13.13%).

Regions  Morgan  Keegan Select  Treasury  Money Market Fund Class B Shares:
Morgan Keegan Money Market, Tuscaloosa, AL, owned approximately 37,649,713 Shares (41.60%); Regions Financial Trust, Birmingham, AL, owned approximately 35,157,871 Shares (38.80%); Regions Financial Corp., Birmingham, AL, owned approximately 9,948,939 Shares (11.00%).

Regions Morgan Keegan Select Value Fund Class A Shares: Regions Financial Trust, Birmingham, AL, owned approximately 6,424,170 Shares (39.51%); Regions Financial Trust, Birmingham, AL, owned approximately 5,416,120
Shares (33.31%); Regions Financial Trust, Birmingham, AL, owned approximately 2,146,322 Shares (13.20 %); Regions Financial Trust, Birmingham, AL, owned approximately 1,901,732 Shares (11.69 %).

Regions Morgan Keegan Select Value Fund Class B Shares: Regions Financial Trust, Birmingham, AL, owned approximately 496,725 Shares (25.32%); Regions Financial Trust, Birmingham, AL, owned approximately 485,560 Shares (24.75%).

Regions Morgan Keegan Select Value Fund Class C Shares: Regions Financial Trust, Birmingham, AL, owned approximately 14,875 Shares (90.94%); Regions Financial Trust, Birmingham, AL, owned approximately 1,481 Shares (9.05%).

Regions Morgan Keegan Select  Government  Money Market Fund Class A Shares:
Regions Financial Trust, Birmingham, AL, owned approximately 73,076,458 Shares (99.88%).

Regions Morgan Keegan Select Strategic Equity Fund Class A Shares: Regions Financial Trust, Birmingham, AL, owned approximately 6,837,886 Shares (98.60%).

Regions Morgan Keegan Select Strategic Equity Fund Class B Shares: Regions Financial Trust, Birmingham, AL, owned approximately 1,015 Shares (66.20%); Harriet Routman IRA, Birmingham, AL, owned approximately 349
Shares (22.8%); James Holley, Monroeville, AL, owned approximately 159 Shares (10.40%).

Regions  Morgan  Keegan  Select  Strategic  Equity  Fund  Class  C  Shares:
Federated Administrative Services, Pittsburgh, PA, owned approximately 10 Shares (100.00%).


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Region Morgan Keegan Select Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
  CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF
                       MAILED IN THE UNITED STATES.


                                         By Order of the Board of Trustees,



                                                          John W. McGonigle
                                                                  Secretary

July 8, 2003


                    REGIONS MORGAN KEEGAN SELECT FUNDS

Investment Adviser

Morgan Asset Management, Inc.
50 Front Street
Memphis, Tennessee 38103

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator

Federated Services Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779




Cusip 75913Q837
Cusip 75913Q845
Cusip 75913Q753
Cusip 75913Q209
Cusip 75913Q100
Cusip 75913Q811
Cusip 75913Q803
Cusip 75913Q704
Cusip 75913Q779
Cusip 75913Q407
Cusip 75913Q308
Cusip 75913Q761
Cusip 75913Q852
Cusip 75913Q860
Cusip 75913Q795
Cusip 75913Q878
Cusip 75913Q886
Cusip 75913Q605
Cusip 75913Q506
Cusip 75913Q787
Cusip 75913Q829
Cusip 75913Q613
Cusip 75913Q597
Cusip 75913Q589
(06/03)


                                 EXHIBIT 1
                            "Current Contract"

                    REGIONS MORGAN KEEGAN SELECT FUNDS

                       INVESTMENT ADVISORY CONTRACT

      This Contract is made as of February 26, 1992, as amended and restated on May 5, 2002 and November 1, 2002, between Morgan Asset Management, Inc., a registered investment adviser and an indirect, wholly owned subsidiary of Regions Financial Corporation (the "Adviser"), and Regions Morgan Keegan Select Funds, a Massachusetts business trust (the "Trust").

      WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

      3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds and shares ("Shares") of the Funds under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto); interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      4. Each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

      6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds or classes thereof) to the extent the expenses of any Fund or a class thereof exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on as exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

      8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

      9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      10. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

      12. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

13. Adviser agrees to maintain the security and confidentiality of nonpublic personal information (NPI") of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR
         Part 248. Adviser agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Fund(s), in each instance in furtherance of fulfilling Adviser's obligations under this Contract and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.

14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                 EXHIBIT A
                                  to the
                       Investment Advisory Contract


For all services rendered by Adviser hereunder, each Fund shall pay to Adviser, and Adviser agrees to accept as full compensation for all services rendered hereunder, the annual investment advisory fee provided below. The fee shall be accrued daily at the rate of 1/365th of the applicable annual rate provided below, applied to the daily net assets of the Fund, and paid daily to Adviser.

-----------------------------------------------------------------------------
       Regions Morgan Keegan Select Funds           Annual    Effective Date
                                                   Advisory
                                                      Fee
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Aggressive Growth    0.75%       November 1,
Fund                                                          2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Balanced Fund        0.80%       November 1,
                                                              2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Fixed Income Fund    0.75%       November 1,
                                                              2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Government Money     0.50%       November 1,
Market Fund                                                   2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Growth Fund          0.80%       November 1,
                                                              2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Limited Maturity     0.70%       November 1,
Government Fund                                               2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Strategic Equity     0.80%       November 1,
Fund                                                          2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Treasury Money       0.50%       November 1,
Market Fund                                                   2002
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Regions Morgan Keegan Select Value Fund           0.80%       November 1,
                                                              2002
-----------------------------------------------------------------------------

      Witness the due execution hereof this 1st day of November, 2002.


                                    MORGAN ASSET MANAGEMENT, INC.



                                    By:  /s/ Carter E. Anthony
                                    Name:  Carter E. Anthony
                                    Title:  President


                                    REGIONS MORGAN KEEGAN SELECT FUNDS



                                    By:  /s/ Heather W. Froehlich
                                    Name:  Heather W. Froehlich
                                    Title  Vice President


                                 EXHIBIT 2
                            "Proposed Contract"

                            ADVISORY AGREEMENT
                                  between
                    REGIONS MORGAN KEEGAN SELECT FUNDS
                                    and
                       MORGAN ASSET MANAGEMENT, INC.


      ADVISORY AGREEMENT made this ___ day of ______, 2003 (the "Agreement"), by and between Regions Morgan Keegan Select Funds, a Massachusetts business trust (hereinafter called the "Fund"), and Morgan Asset Management, Inc., a corporation organized under the laws of the State of Tennessee (hereinafter called the "Adviser").

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company, and offers for sale _____ series, which have been designated [insert funds] (each referred to herein as a "Portfolio"); and

      WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of the Portfolios, and to have that investment adviser provide or perform for each Portfolio various research, statistical and investment services;

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. Employment of the Adviser. The Fund hereby employs the Adviser to invest and reinvest the assets of each Portfolio in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Directors (the "Board") and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      2. Obligations of and Services to be Provided by, the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.    Investment Advisory Services.

                  (i) The Adviser shall direct the investments of each Portfolio, subject to and in accordance with the each Portfolio's investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Board may issue to the Adviser from time to time.

                  (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell securities and other investments for each Portfolio.

            B.    Corporate Management Services.

                  (i) The Adviser shall furnish for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.

                  (ii) The Adviser shall pay the salaries of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

            C. Provision of Information Necessary for Preparation of Registration Statement, Amendments and Other Materials. The Adviser will make available and provide such information as the Fund or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. Code of Ethics. The Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).

            E. Disqualification. The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. Other Obligations and Services. The Adviser shall make its officers and employees available to the Board and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities.

      3.    Execution and Allocation of Portfolio Brokerage.

            A. The Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute transactions for each Portfolio, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the policies with respect to transactions for each Portfolio set forth in the Fund's registration statement.

            C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Portfolio's brokerage.

            D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Portfolio and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            E. It is understood that the Adviser may, in its discretion, use brokers who provide a Portfolio with research, analysis, advice and similar services to execute transactions on behalf of the Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to such Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term.

            F.    It is  understood  that the  Adviser  may use brokers who
(i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and
(ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

            G. The Adviser shall provide such reports as the Board may reasonably request with respect to each Portfolio's total brokerage and transaction activities and the manner in which that business was allocated.

            4.    Expenses   of  the   Fund.   During   the  term  of  this
Agreement, each Portfolio will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares. Expenses borne by the Portfolios will include but not be limited to the following (or each Portfolio's proportionate share of the following): legal and audit expenses, organizational expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by each Portfolio and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fee; expenses of preparing share certificates; expenses relating to the redemption or repurchase of shares; expenses of registering and qualifying shares for sale under applicable federal and state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to shareholders; cost of stationery; costs of stockholders and other meetings of the Fund; compensation and expenses of the independent directors of the Fund; and the Fund's pro rata portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors.

      5. Compensation of the Adviser. For the services and facilities to be furnished and expenses assumed hereunder, the Adviser shall receive from each Portfolio an advisory fee at the annual rate listed along with that Portfolio's name in Schedule A attached hereto. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the net assets of each respective Portfolio as determined at the close of business on each day throughout the month. The assets of each Portfolio will be valued separately as of the close of regular trading on the New York Stock
Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month or, if the Fund lawfully determines the value of the net assets of any Portfolio as of some other time on each business day, as of such time with respect to that Portfolio. The first payment of such fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement. In the event that the Adviser's right to such fee commences on a date other than the last day of the month, the fee for such month shall be based on the average daily assets of the Portfolio in that period from the date of commencement to the last day of the month. If the Fund determines the value of the net assets of any Portfolio more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of the Fund's Articles of Incorporation, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of any Portfolio of the Fund is suspended for any particular business day, then the value of the net assets of that Portfolio on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of any Portfolio has been suspended for more than one month, the Adviser's compensation payable at the end of that month shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month).

      6.    Activities and Affiliates of the Adviser.

            A. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

            B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Portfolios, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio may have an interest. The Adviser shall have no obligation to recommend for the Portfolio a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

            C. Subject to and in accordance with the Articles of Incorporation and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Directors, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons," or that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund; and that the effect of any such interests shall be governed by said Articles of Incorporation, By-Laws and the 1940 Act and the rules thereunder.

      7.    Liabilities of the Adviser.

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

            B. No provision of this Agreement shall be construed to protect any Director or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      8. Effective Date; Term. This Agreement shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by (i) vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and (ii) by the Board or with respect to any given Portfolio by a vote of a majority of the outstanding voting securities of such Portfolio.

      9. Assignment. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement, if necessary.

      10. Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Board and, where required by the 1940 Act, the shareholders of the affected Portfolio in the manner required by the 1940 Act and the rules thereunder.

      11.   Termination.  This Agreement:

            A. may at any time be terminated without payment of any penalty by the Fund with respect to any Portfolio (by vote of the Board or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

            B.    shall   immediately   terminate   in  the  event  of  its
                  "assignment"; and

            C. may be terminated with respect to any Portfolio by the Adviser on sixty (60) days' written notice to the Fund.

      12. Name. In the event this Agreement is terminated by either party or upon written notice from the Adviser at any time, the Fund hereby agrees that it will eliminate from its corporate name any reference to the name "Morgan Keegan." The Fund shall have the non-exclusive use of the name "Morgan Keegan" in whole or in part so long as this Agreement is effective or until such notice is given.

      13. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

      13. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

      14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      15. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.


                              REGIONS MORGAN KEEGAN SELECT FUNDS


                              By:  ____________________
                              Title:

                              MORGAN ASSET MANAGEMENT, INC.



                              By:  _______________________
                              Title:



                                   SCHEDULE A


REGIONS MORGAN KEEGAN SELECT FUNDS

                                  FEE SCHEDULE


                      Portfolio                                % of average
                                                             daily net assets

Regions Morgan Keegan Select Aggressive Growth Fund                0.75%
Regions Morgan Keegan Select Balanced Fund                         0.80%
Regions Morgan Keegan Select Fixed Income Fund                     0.75%
Regions Morgan Keegan Select  Government Money Market              0.50%
Fund
Regions Morgan Keegan Select Growth Fund                           0.80%
Regions   Morgan  Keegan  Select   Limited   Maturity              0.70%
Government Fund
Regions Morgan Keegan Select Strategic Equity Fund                 0.80%
Regions  Morgan Keegan Select  Treasury  Money Market              0.50%
Fund
Regions Morgan Keegan Select Value Fund                            0.80%


                         SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:



[  ]  Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    REGIONS MORGAN KEEGAN SELECT FUNDS
---------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)
                     Federated Administrative Services
---------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

      1. Title of each class of securities to which transaction applies:
      2. Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4. Proposed maximum aggregate value of transaction:
      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.
[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid:
            ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
            ____________________________________________________________

      3)    Filing Party:
            ____________________________________________________________

      4)    Date Filed:
            ____________________________________________________________



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Aggressive Growth Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Balanced Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail
C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Fixed Income Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and
M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Government Money Market Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Growth Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Limited Maturity Government Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Strategic Equity Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Treasury Money Market Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m. (Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholder(s) of Regions Morgan Keegan Select Value Fund (the "Fund"), a portfolio of the Regions Morgan Keegan Select Funds (the "Trust"), hereby appoint Gail C. Jones, Suzanne W. Land, Alecia A. Allison, Catherine C. Ryan and M. Allison Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 8, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 10:30 a.m.(Eastern time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal 1  To elect William  Jefferies  Mann,  James Stillman R. McFadden,
            W. Randall Pittman,  Mary S. Stone, Archie W. Willis III, James
            D. Witherington, Jr., Allen B. Morgan, Jr. and J. Kenneth Alderman as Trustees of the Trust.

                        FOR ALL           [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE           [   ]
                        VOTE FOR ALL
                        EXCEPT            [   ]
                     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.


Proposal 2  To approve a new investment advisory contract.
                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.